UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2022

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ROGUE ONE, INC.

(Exact name of registrant as specified in its charter)

Nevada	00-24723	88-0393257
(State or other jurisdiction of Incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1023 K Street, N.W., Suite 454

Washington, DC 20005

(Address of Principal Executive Office)

(405) 923-1254

Registrant's telephone number including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e-4(c)).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01

On May 19, 2022, we filed Form 8-K with the Securities and Exchange Commission (the “Commission”) which included our audited financial statements for the fiscal year ending December 31, 2020 and unaudited financials through March 31st, 2021.

On August 9, 2022, we filed our Amendment No. 1 to our Quarterly Report Form 10-Q for the second quarter ending June 30, 2021, with the Commission and which included a re-statement of our quarterly consolidated financial statements for the three months ending June 30, 2021 (the “Amendment No. 1”). The Amendment No. 1 provides further disclosure regarding our acquisition of Human Brands International, Inc. and its subsidiaries (the “Target Company”). The Amendment No. 1 showed total current assets of $16,043,235 vs $111 in the second quarter ending in June 30, 2020.

In acquiring the outstanding capital stock of the Target Company (the “Acquisition”), we also suffered the loss of our internal accountant (due to an untimely and unanticipated illness) which caused an unforeseeable and unfortunate delay in the accounting work needed to complete our consolidated pro forma financial statements which included the Target Company’s financial statements and related financial statement disclosures.

We have and we continue to expend every effort to complete these and related financial statement disclosures.

The following are “Forward-Looking Statements” that are subject to and qualified by the “FORWARD-LOOKING STATEMENTS” discussion presented on the previous page:

We are hopeful that, as circumstances allow, that we may be able to complete the work necessary to satisfy our financial and disclosure obligations without undue further delay.

Moreover, and as a small public company with limited financial and managerial resources, we cannot give assurances that we will successfully satisfy these requirements without additional delays and difficulties.

Matter of Policy RE: Shareholder Inquiries

We have adopted a policy of not responding to shareholder inquiries that could result in any selective disclosure of any material non-public information regarding the Company, the Company’s affairs or prospects.

We have been advised that any practices involving the selective disclosure of such information is contrary to the requirements of state and federal securities laws and accepted best corporate disclosure practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROGUE ONE, INC.

Date: November 8, 2022	By:	/s/ Joe E. Poe Jr.
	Name:	Joe E. Poe Jr.
	Title:	President